SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 25, 2002

                                  VIZACOM, INC
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             (Exact Name of Registrant as Specified in its Charter)




Delaware                                1-14076                       22-3270045
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


       3512 Veterans Memorial Highway
              Bohemia, New York                                        11716
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(Address of Principal Executive Offices)                              (Zip Code)


(Registrant's telephone number, including area code): 631-981-5500


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.
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     On July 25, Vizacom, Inc. (the "Company") issued a press release announcing the appointment of Douglas Greenwood to the Board of Directors and the rescheduling of its 2002 Annual Meeting of Stockholders.

     A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.
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         Exhibit No.                Description
         -----------                -----------

             99 Press Release of the Company dated July 25, 2002, announcing the appointment of Douglas Greenwood to the Board of Directors and the rescheduling of its 2002 Annual Meeting of Stockholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 25, 2002                       VIZACOM, INC.


                                             By:  /s/ Alan W. Schoenbart
                                                 -------------------------------
                                                  Alan W. Schoenbart
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX


         Exhibit No.           Description
         -----------           -----------

             99                Press Release of the Company dated July 25, 2002.